                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-12


                              THE CATO CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
     (5) Total fee paid:

         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

[LOGO] CATO
THE CATO CORPORATION






April 25, 2006



Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders to be held at the Corporate Office of the Company, 8100 Denmark Road, Charlotte, North Carolina 28273 on Thursday, May 25, 2006 at 11:00 A.M., Eastern Time.

The Notice of the Annual Meeting of Shareholders and Proxy Statement are attached. The matters to be acted upon by our shareholders are set forth in the Notice of Annual Meeting of Shareholders and discussed in the Proxy Statement.

We would appreciate your signing, dating, and returning to the Company the enclosed proxy card in the enclosed envelope at your earliest convenience.

We look forward to seeing you at our Annual Meeting.




Sincerely yours,


/s/ JOHN P. D. CATO
-------------------
JOHN P. D. CATO
CHAIRMAN, PRESIDENT AND
CHIEF EXECUTIVE OFFICER





8100 DENMARK ROAD
P. O. BOX 34216
CHARLOTTE, NC 28234
(704) 554-8510

                              THE CATO CORPORATION
               --------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 25, 2006

               --------------------------------------------------



TO THE SHAREHOLDERS OF
THE CATO CORPORATION


        Notice is hereby given that the Annual Meeting of Shareholders of The Cato Corporation (the "Company") will be held on Thursday, May 25, 2006 at 11:00 A.M., Eastern Time, at the Corporate Office of the Company, 8100 Denmark Road, Charlotte, North Carolina 28273, for the following purposes:

        1. To elect three Directors to serve until their successors are elected and qualified;

        2. To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending February 3, 2007; and

        3. To transact such other business as may properly come before the meeting or any adjournments thereof.

        The Board of Directors has fixed the close of business on March 28, 2006 as the record date for determination of shareholders entitled to notice of and to vote at the meeting or any adjournments thereof.


                                        By Order of the Board of Directors


                                        /s/ ROBERT C. BRUMMER
                                        ---------------------
                                        ROBERT C. BRUMMER
Dated:  April 25, 2006                  ASSISTANT SECRETARY


--------------------------------------------------------------------------------
SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. DELAY IN RETURNING YOUR PROXY MAY SUBJECT THE COMPANY TO ADDITIONAL EXPENSE.

                              THE CATO CORPORATION
                                8100 Denmark Road
                         Charlotte, North Carolina 28273

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

        This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Cato Corporation (the "Company") for use at the Annual Meeting of Shareholders of the Company to be held on May 25, 2006, and at any adjournment or adjournments thereof. This proxy statement and the accompanying proxy card are first being mailed to shareholders on or about April 25, 2006.

        Only shareholders of record at the close of business on March 28, 2006 are entitled to notice of and to vote at the meeting. As of March 28, 2006, the Company had outstanding and entitled to vote 30,547,172 shares of Class A Common Stock ("Class A Stock") held by approximately 1,261 holders of record and 690,525 shares of Class B Common Stock ("Class B Stock") held by 3 holders of record. The Company's transfer agent estimates that there are approximately 6,160 beneficial owners in total. Holders of Class A Stock are entitled to one vote per share and holders of Class B Stock are entitled to ten votes per share. Holders of Class A Stock vote with holders of Class B Stock as a single class.

        All proxies which are properly executed and received prior to the meeting will be voted at the meeting. If a shareholder specifies how the proxy is to be voted on any of the business to come before the meeting, the proxy will be voted in accordance with such specification. If no specification is made, the proxy will be voted FOR the election as Directors of the three persons named as nominees in this Proxy Statement, and FOR the ratification of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm. A proxy may be revoked, to the extent it has not been exercised, at any time prior to its exercise by written notice to the Secretary of the Company, by executing and delivering a proxy with a later date, or by voting in person at the meeting.

        If you plan to attend and vote at the meeting and your shares are held in the name of a broker or other nominee, please bring with you a proxy or letter from the broker or nominee to confirm your ownership of shares.

        In accordance with applicable Delaware law and the Company's Bylaws, the holders of a majority of the combined voting power of Class A Stock and Class B Stock present in person or represented by proxy at the meeting will constitute a quorum. Abstentions are counted for purposes of determining the presence or absence of a quorum. With regard to the election of directors, votes may either be cast in favor of or withheld, and, assuming the presence of a quorum, directors will be elected by a plurality of the votes cast. Votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the election. Ratification of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm requires the affirmative vote of a majority of the combined voting power of the Class A Stock and Class B Stock present in person or represented by proxy at the meeting and entitled to vote. On any proposal other than the election of directors, an abstention will have the same effect as a negative vote but, because shares held by brokers will not be considered entitled to vote on matters which the brokers withhold authority, a broker non-vote will have no effect on the vote on any such proposal.

        The Company will bear the expense of preparing, printing, and mailing the proxy statement to shareholders. The Company will reimburse brokers, dealers, banks, and other custodians, nominees, and fiduciaries for their reasonable expenses in forwarding proxy solicitation materials to beneficial owners of the Company's Class A Stock and Class B Stock and securing their voting instructions. Georgeson Shareholder Communications, Inc. has assisted the Company in conducting the search for beneficial owners at a cost of approximately $975.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

        The following table sets forth, as of March 28, 2006, certain information regarding the ownership of the outstanding shares of Class A Stock and Class B Stock by (i) each director and nominee, (ii) each person who is known by the Company to own more than 5% of such stock, (iii) each executive officer listed in the Summary Compensation Table, and (iv) all directors and executive officers as a group. Unless otherwise indicated in the footnotes below, each shareholder named has sole voting and investment power with respect to such shareholder's shares.

                                                              SHARES BENEFICIALLY OWNED (1) (2)
                                                              ---------------------------------             PERCENT
                                                          CLASS A STOCK               CLASS B STOCK         OF TOTAL
                                                          -------------               -------------          VOTING
                                                       NUMBER       PERCENT        NUMBER        PERCENT     POWER
                                                       ------       -------        ------        -------     -----

John P. D. Cato (3)                                      237,090       *         1,739,025        99.7        36.7
Michael O. Moore (4)                                       6,512       *              --            *           *
B. Allen Weinstein                                        17,738       *              --            *           *
Howard A. Severson (5)                                    48,708       *              --            *           *
Sally J. Almason (6)                                       4,649       *              --            *           *
Michael T. Greer                                           1,508       *              --            *           *
Robert W. Bradshaw, Jr.                                      750       *              --            *           *
George S. Currin                                          16,930       *              --            *           *
William H. Grigg                                           1,500       *              --            *           *
Grant L. Hamrick                                           4,500       *              --            *           *
James H. Shaw                                              6,654       *              --            *           *
A. F. (Pete) Sloan                                        10,800       *              --            *           *
D. Harding Stowe                                               0       *              --            *           *
All directors and executive officers as a                352,867      1.2        1,739,025        99.7        36.9
group (14 persons) (7)

Royce & Associates, LLC (8)                            2,355,590      7.7             --            *          6.3
NFJ Investment Group, L. P. (9)                        2,075,050      6.8             --            *          5.5
LSV Asset Management (10)                              1,625,870      5.3             --            *          4.3
Barclays Global Investors N. A., et al. (11)           1,545,651      5.1             --            *          4.1

-----------------
* Less than 1%

(1) Includes the vested interest of executive officers in the Company's Employee Stock Ownership Plan and Employee Stock Purchase Plan. The aggregate vested amount credited to their accounts as of March 28, 2006 was 37,512 shares of Class A Stock.

(2) Share amounts shown as subject to stock options in the footnotes below cover shares under options that are presently exercisable or will become exercisable within 60 days after March 28, 2006.

(3) The amount shown for Class A Stock includes 9,000 shares held by Mr. Cato's wife and 2,250 shares subject to stock options held by Mr. Cato's wife. The amount for Class B Stock includes 1,050,000 shares subject to stock options held by Mr. Cato and 3,000 shares subject to stock options held by Mr. Cato's wife. Mr. Cato disclaims beneficial ownership of shares held directly or indirectly by his wife. The address of this shareholder is 8100 Denmark Road, Charlotte, North Carolina 28273.

(4) Mr. Moore, Executive Vice President, Chief Financial Officer and Secretary, resigned his position on December 14, 2005.

(5)     Includes 37,000 shares of Class A Stock subject to stock options.

(6)     Includes 3,000 shares of Class A Stock subject to stock options.

(7) The amounts shown for Class A Stock include 42,250 shares subject to stock options.

(8) Based on an amended Schedule 13G filed by this shareholder with the Securities and Exchange Commission on or about January 12, 2006. The address of this shareholder is 1414 Avenue of the Americas, New York, New York 10019.

(9) Based on an amended Schedule 13G filed by this shareholder with the Securities and Exchange Commission on or about February 14, 2006. The address of this shareholder is 2100 Ross Avenue, Suite 1840, Dallas, Texas 75201.

(10) Based on a Schedule 13G filed by LSV Asset Management with the Securities and Exchange Commission on or about February 10, 2006. The address of this shareholder is 1 N. Wacker Drive, Suite 4000, Chicago, Illinois 60606. This shareholder reports sole voting power over 952,000 of such shares.

(11) Based on a Schedule 13G filed by Barclays Global Investors, N. A. and certain of its affiliates with the Securities and Exchange Commission on or about January 26, 2006. The address of this shareholder is 45 Fremont Street, San Francisco, California 94105. This shareholder and its affiliates collectively report sole voting power over 1,404,165 of such shares.


                              ELECTION OF DIRECTORS

        The Board of Directors, currently consisting of eight members, is divided into three classes with terms expiring alternately over a three-year period. The terms of three incumbent directors expire at the annual meeting. The directors whose terms expire at this year's annual meeting, Mr. John P. D. Cato, Mr. William H. Grigg and Mr. James H. Shaw, have been nominated by the Corporate Governance and Nominating Committee to succeed themselves and to serve until the 2009 annual meeting and until their successors are elected and qualified. The Corporate Governance and Nominating Committee nominates director candidates in accordance with the Company's Bylaws and the policies described below under "Corporate Governance Matters - Director Nomination Criteria and Process."

        It is the intention of the persons named in the proxy to vote for the nominees above to serve for the terms described above, except to the extent authority to so vote is withheld with respect to one or more nominees. Should any nominee be unable to serve, which is not anticipated, the proxy will be voted for the election of a substitute nominee selected by the Board of Directors. The three nominees shall be elected by a plurality of the votes of Class A Stock and Class B Stock voting as a single class.

NOMINEES

        Information with respect to each nominee, including biographical data for at least the last five years, is set forth below.

        JOHN P. D. CATO, 55, has been employed as an officer of the Company since 1981 and has been a director of the Company since 1986. Since January 2004, he has served as Chairman, President and Chief Executive Officer. From May 1999 to January 2004, he served as President, Vice Chairman of the Board and Chief Executive Officer. From June 1997 to May 1999, he served as President, Vice Chairman of the Board and Chief Operating Officer. From August 1996 to June 1997, he served as Vice Chairman of the Board and Chief Operating Officer. From 1989 to 1996, he managed the Company's off-price division, serving as Executive Vice President and as President and General Manager of the It's Fashion! Division from 1993 to August 1996. Mr. John Cato is currently a director of Ruddick Corporation.

        WILLIAM H. GRIGG, 73, has been a director of the Company since 2005. Mr. Grigg is Chairman Emeritus (Retired) of Duke Energy Corporation, where he held positions including Chairman, President and Chief Executive Officer, Vice Chairman, Chief Financial Officer and General Counsel over a 35 year career. Mr. Grigg retired from Duke Energy Corporation in 1997. He currently serves on the Board of Directors of Associated Electric and Gas Insurers, Ltd., Kuhlman Electric Corporation and Fasion Enterprises and has served on the Boards of Directors of Nations Fund Group, Shaw Group, Inc. and Coltec Industries, Inc.

        JAMES H. SHAW, 77, has been a director of the Company since 1989. Mr. Shaw was Chairman of Consolidated Ivey's, a regional department store chain, from 1988 until his retirement in 1989, Chairman and Chief Executive Officer of
J. B. Ivey & Company from 1986 to 1988 and Chairman and Chief Executive Officer of Ivey's Carolinas from 1983 to 1986.

CONTINUING DIRECTORS

        Information with respect to the five continuing members of the Board of Directors, including biographical data for the last five years, is set forth below.

        ROBERT W. BRADSHAW, JR., 72, has been a director of the Company since 1994. Since 1961, he has been engaged in the private practice of law with Robinson, Bradshaw & Hinson, P.A. and currently serves of counsel to the firm.

        GEORGE S. CURRIN, 69, has been a director of the Company since 1973. Since 1989, he has served as Chairman and Managing Director of Fourth Stockton Company LLC and Chairman of Currin-Patterson Properties LLC, both privately held real estate investment companies.

        GRANT L. HAMRICK, 67, has been a director of the Company since 1994. Mr. Hamrick was Senior Vice President and Chief Financial Officer for American City Business Journals, Inc. from 1989 until his retirement in 1996. From 1961 to 1985, Mr. Hamrick was employed by the public accounting firm Price Waterhouse and served as Managing Partner of the Charlotte, North Carolina office.

        A. F. (PETE) SLOAN, 76, has been a director of the Company since 1994. Mr. Sloan is retired Chairman and Chief Executive Officer of Lance, Inc. where he was employed from 1955 until his retirement in 1990.

        D. HARDING STOWE, 50, has been a director of the Company since 2005. Mr. Stowe has been the President and Chief Executive Officer of R.L. Stowe Mills, Inc. since 1994. Mr. Stowe currently serves on the board of the National Council of Textile Organizations, the National Cotton Council, The Foundation of the University of North Carolina at Charlotte, Inc. and the Board of Advisors of Belmont Abbey College. Mr. Stowe also serves by appointment of the Bush Administration on the United States Manufacturing Council.

        The five continuing members of the Board of Directors are divided into two classes with current terms expiring in 2007 and 2008. On the expiration of each director's term, his successor in office will be elected for a three-year term. The terms of Messrs. George S. Currin, A.F. (Pete) Sloan, and D. Harding Stowe expire in 2007. The terms of Messrs. Robert W. Bradshaw and Grant L. Hamrick, expire in 2008. In addition, this latter class of directors includes a vacancy created by the resignation of Michael O. Moore in December 2005. The Corporate Governance and Nominating Committee is currently seeking a qualified candidate to fill this vacancy.

DIRECTORS' COMPENSATION

        Directors who are not employees of the Company receive a fee for their services of $27,000 per year. Each non-employee director is paid $1,000 for attending each Board of Directors meeting and each committee meeting scheduled other than in conjunction with a regularly scheduled Board of Directors meeting. The Committee Chairs of the Corporate Governance and Nominating Committee and the Compensation Committee receive an additional $3,000 per year. The Committee Chair of the Audit Committee receives an additional $5,000 per year. Directors are reimbursed for reasonable expenses incurred in attending director meetings and committee meetings.

                             MEETINGS AND COMMITTEES

        During the fiscal year ended January 28, 2006, the Company's Board of Directors held four meetings. The Board typically schedules a meeting in conjunction with the Company's annual meeting of shareholders and expects that all directors will attend the annual meeting absent a schedule conflict or other valid reason. All directors attended the Company's 2005 Annual Meeting.

        The Board of Directors, pursuant to authority granted in the Company's Bylaws, has established an Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee. During the fiscal year ended January 28, 2006, the Audit Committee held seven meetings; the Compensation Committee held five meetings and the Corporate Governance and Nominating Committee held three meetings.

        Mr. William H. Grigg attended 50% of various scheduled Board of Directors Meetings and Committee Meetings during fiscal 2005, respectively. All other Board Members each attended 100% of all scheduled Board of Directors Meetings and Committee Meetings during fiscal 2005.

AUDIT COMMITTEE

        The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities regarding the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the safeguarding of Company's assets, the independence, qualifications and performance of the independent auditors, the performance of the Company internal audit function, and such other matters as the Committee deems appropriate or as delegated to the Committee from time to time. During the fiscal year ended January 28, 2006, the Audit Committee held seven meetings. The Board of Directors has determined that each member of the Audit Committee is an independent director, in accordance with the independence requirements of the New York Stock Exchange ("NYSE"). In addition, the Board has determined that each member of the Audit Committee meets the heightened standards of independence for audit committee members under the Securities Exchange Act of 1934. Messrs. Grant L. Hamrick, Chair, Robert W. Bradshaw, Jr., William H. Grigg and A. F. (Pete) Sloan are members of the Audit Committee. Additional information concerning the Audit Committee is set forth below under "Selection of Independent Registered Public Accounting Firm."

COMPENSATION COMMITTEE

        The Compensation Committee assesses the Company's overall compensation programs and philosophies. The Committee reviews and approves, on an annual basis, the Company's goals and objectives for compensation of the Chief Executive Officer and evaluates the Chief Executive Officer's performance in light of those goals and objectives at least annually. Based on this evaluation, the Compensation Committee determines and reports to the Board the Chief Executive Officer's compensation, including salary, bonus, incentive, and equity compensation.

        The Compensation Committee also reviews and approves, on an annual basis, the evaluation process and compensation structure of the Company's other executive officers and evaluates those other officers' performance at least annually. Based on this evaluation, the Compensation Committee determines and reports to the Board the other executive officers' compensation, including salary, bonus, incentive, and equity compensation.

        In addition, the Compensation Committee grants stock options and other awards to employees of the Company and its subsidiaries pursuant to the Company's benefit and incentive compensation plans and reports such actions to the Board of Directors. The Board of Directors has determined that each member of the Compensation Committee is an independent director, in accordance with the independence requirements of the NYSE. The Compensation Committee held five meetings during the fiscal year ended January 28, 2006. Messrs. A. F. (Pete) Sloan, Chair, George S. Currin, James H. Shaw and D. Harding Stowe are members of the Compensation Committee.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

        The Corporate Governance and Nominating Committee reviews, evaluates and recommends nominees for the Board of Directors. In addition, the Corporate Governance and Nominating Committee monitors and evaluates the performance of the directors on a periodic basis, individually and collectively. The Committee also periodically reviews the Company's corporate governance principles and recommends changes to the Board of Directors. The Board of Directors has determined that each member of the Corporate Governance and Nominating Committee is an independent director, in accordance with the independence requirements of the NYSE. The Corporate Governance and Nominating Committee held three meetings during the fiscal year ended January 28, 2006. Messrs. George S. Currin, Chair, Robert W. Bradshaw, Jr., William H. Grigg, James H. Shaw and D. Harding Stowe are members of the Corporate Governance and Nominating Committee.


                          CORPORATE GOVERNANCE MATTERS

CORPORATE GOVERNANCE GUIDELINES AND COMMITTEE CHARTERS

        In furtherance of its longstanding goal of providing effective governance of the Company's business and affairs for the benefit of shareholders, the Board of Directors has approved Corporate Governance Guidelines for the Company. The Guidelines are available on the Company's website at WWW.CATOCORP.COM, as are the committee charters for the Company's Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee. Print copies of these documents are available to any shareholder that requests a copy by writing to Corporate Governance and Nominating Committee, c/o Office of the Corporate Secretary, 8100 Denmark Road, Charlotte, North Carolina 28273.

DIRECTOR INDEPENDENCE

        The Board of Directors made a determination as to the independence of each of its members. The Board of Directors determined, that each of the following Board members is independent: Mr. Robert W. Bradshaw, Jr., Mr. George
S. Currin, Mr. William H. Grigg, Mr. Grant L. Hamrick, Mr. James H. Shaw, Mr. A.F. (Pete) Sloan, and Mr. D. Harding Stowe. The Board determined that Mr. John
P. D. Cato an employee of the Company, is not independent. The Board made these determinations based upon, among other things, the definition of an "independent director" set forth in the NYSE listing standards, as supplemented by the Company's Corporate Governance Guidelines. A director will be independent only if the director has no material relationship with the Company. For purposes of such determination the Board must affirmatively determine whether a material relationship exists between the director and the Company. This determination is in addition to the analysis under the NYSE Independence Tests and SEC Rule 10A-3 and must be based on the overall facts and circumstances specific to that director.

        In order to assist the Board in making determinations of independence, any relationship described below will be presumed material:

        (i) The director is, or has been within the last three years, an employee of the listed Company, or an immediate family member is, or has been within the last three years, an executive officer, of the Company.
        (ii) The director has received, or has an immediate family member has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).
        (iii) The director or an immediate family member is a current partner of a firm that is the Company's internal or external auditor; the director is a current employee of such a firm; the director has an immediate family member who is a current employee of such a firm and who participates in the firm's audit, assurance or tax compliance (but not tax planning) practice; or the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company's audit within that time.

        (iv) The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company's present executive officers at the same time serves or served on that company's compensation committee.
        (v) The director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the listed company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company's consolidated gross revenues.

AUDIT COMMITTEE FINANCIAL EXPERTS

        The Board of Directors has determined that at least one member of the Audit Committee, Mr. Grant L. Hamrick, is a financial expert.

EXECUTIVE SESSIONS OF NON-MANAGEMENT DIRECTORS

        Non-management Board members meet without management at regularly scheduled executive sessions. In addition, to the extent that the group of non-management directors includes directors that are not independent, at least once a year there will be scheduled an executive session including only independent directors. The Chair of the Corporate Governance and Nominating Committee will preside over meetings of the non-management or independent directors.

CODE OF ETHICS AND CODE OF BUSINESS CONDUCT AND ETHICS

        The Company has adopted a written Code of Ethics (the "Code of Ethics") that applies to the Company's Chairman, President and Chief Executive Officer (principal executive officer), Executive Vice President, Chief Financial Officer and Secretary (principal financial officer), and Senior Vice President, Controller (principal accounting officer). The Company has adopted a Code of Business Conduct and Ethics (the "Code of Conduct") that applies to all employees, officers, and directors of the Company. The Code of Ethics and Code of Conduct are available on the Company's website at WWW.CATOCORP.COM, under the "Corporate Governance" caption and print copies are available to any shareholder that requests a copy by writing to Corporate Governance and Nominating Committee, c/o Office of the Corporate Secretary, 8100 Denmark Road, Charlotte, North Carolina 28273. Any amendments to the Code of Ethics or Code of Conduct, or any waivers of the Code of Ethics, or any waiver of the Code of Conduct for directors or executive officers, will be disclosed on the Company's website promptly following the date of such amendment or waiver. Information on the Company's website, however, does not form a part of this Proxy Statement.

COMMUNICATIONS WITH DIRECTORS

        You may communicate directly with any member or committee of the Board of Directors by writing to: Chair of the Corporate Governance and Nominating Committee, c/o Office of the Corporate Secretary, The Cato Corporation, 8100 Denmark Road, Charlotte, North Carolina 28273. Depending on the subject matter, the Chair of the Corporate Governance and Nominating Committee, with the assistance of the Company's Senior Vice President, Human Resources, will determine whether to forward it to the director or directors to whom it is addressed, attempt to handle the inquiry directly (for example, where it is a request for information about the Company or it is a stock-related matter), or not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

        If the subject matter involves a matter relating to accounting, internal accounting controls, or auditing matters, the Senior Vice President, Human Resources will report the matter to the Chair of the Audit Committee and also advise the Chief Executive Officer and Chief Financial Officer. The Chair of the Audit Committee and the Chief Executive Officer will determine what action, if any, should be taken. The Office of the Corporate Secretary and Chair of the Audit Committee will investigate the matter, if necessary, and file a report with the Audit Committee. The Audit Committee, at its discretion, may discuss the matter with the Board of Directors.

        The Senior Vice President, Human Resources will maintain a log of all complaints, tracking their receipt, investigation and resolution and will prepare a periodic summary thereof for the Board of Directors, and the Audit Committee, as appropriate.

DIRECTOR NOMINATION CRITERIA AND PROCESS

        Directors may be nominated by the Board of Directors in accordance with the Company's Bylaws or by shareholders in accordance with the procedures specified in Article II, Section 3 of the Company's Bylaws. The Company's Corporate Governance and Nominating Committee will consider all nominees, including any submitted by shareholders, for the Board of Directors. The assessment of a nominee's qualifications will include a review of Board of Director qualifications as described in the Company's Corporate Governance Guidelines.

        As specified in Article II, Section 3 of the Company's Bylaws, notice of a shareholder nomination for a director nominee to be considered at an annual meeting must be in writing and received by the Secretary of the Company at the Company's principal executive offices, 8100 Denmark Road, Charlotte, North Carolina 28273-5975 no later than 90 days prior to the anniversary of the preceding year's annual meeting (in the case of the Company's 2007 annual meeting of shareholders, no later than February 26, 2007). The shareholder's notice must also set forth, with respect to any director nominee, his or her name, age, business and residential address, principal occupation, the class and number of shares of the Company owned by the nominee, the nominee's consent to being named in the proxy statement and serving if elected, and any other information required by the proxy rules of the Securities and Exchange commission pursuant Regulation 14A of the Securities and Exchange Act of 1934, as amended. The notice must also include the name and address of the nominating shareholder as it appears on the Company's stock transfer records and the class and number of shares of the Company beneficially owned by the nominating shareholder.

        The Corporate Governance and Nominating Committee will select qualified nominees and review its recommendations with the full Board of Directors. The Board of Directors will decide whether to invite the nominee to join the Board. Nominees for director will be selected on the basis of outstanding achievement in their personal careers, broad experience, wisdom, integrity, ability to make independent, analytical inquiries, understanding of the business environment, diversity, and willingness to devote adequate time to Board duties. The Board believes that each director should have a basic understanding of (i) the principal operational and financial objectives and plans and strategies of the Company, (ii) the results of operations and financial condition of the Company and of any significant subsidiaries or business segments, and (iii) the relative standing of the Company and its business segments in relation to its competitors.

        The Board will have a majority of directors who meet the criteria for independence required by the NYSE. The Corporate Governance and Nominating Committee is responsible for reviewing with the Board, on an annual basis, the requisite skills and characteristics that the Board seeks in Board members as well as the composition of the Board as a whole. On an annual basis the Board will evaluate whether members qualify as independent under applicable standards. During the course of a year, directors are expected to inform the Board of any material changes in their circumstances or relationships that may impact their designation by the Board as independent.

                           SUMMARY COMPENSATION TABLE


        The table below sets forth the compensation for the persons who were at January 28, 2006 the Chief Executive Officer and the four other most highly compensated executive officers.

                                                                            LONG TERM
                                                                           COMPENSATION
                                          ANNUAL COMPENSATION (1)             AWARDS
                                  -------------------------------------  -----------------
                                   FISCAL                                   RESTRICTED         ALL
                                    YEAR         SALARY       BONUS           STOCK           OTHER
                                                                              AWARDS       COMPENSATION
NAME AND PRINCIPAL POSITION                       ($)          ($)             ($)            ($)(2)
John P. D. Cato                     2005         862,500    1,968,750          (3)            25,888
Chairman, President and             2004         818,750    1,237,500           --             9,135
Chief Executive Officer             2003         787,500       --               --             9,101

B. Allen Weinstein                  2005         488,250      562,500           --            25,888
Executive Vice President            2004         449,750      339,750           --            10,370
Chief Merchandising Officer         2003         435,000       --               --            10,336

Michael O. Moore (4)                2005         305,737       --               --             2,498
Former Executive Vice President     2004         337,500      255,000           --             9,210
Chief Financial Officer             2003         326,250       --               --             9,176
and Secretary

Howard A. Severson                  2005         282,000      255,600           --            26,488
Executive Vice President            2004         274,250      207,000           --            10,075
Chief Real Estate and               2003         267,000       --               --             9,341
Store Development Officer

Sally J. Almason                    2005         267,500      243,000           --            25,168
Senior Vice President               2004         226,500      120,000           --             8,691
General Merchandise Manager         2003         198,250       --               --             8,407
of the Cato Division

Michael T. Greer (5)                2005         195,000      225,000           --            25,025
Senior Vice President               2004         180,000      110,000           --             7,982
Director of Stores                  2003         138,750       --               --             5,544

--------------
(1) No named executive officer received perquisites or other personal benefits, securities or property which, in the aggregate, exceeded the lesser of $50,000 or 10% of the total annual salary and bonus reported for the named executive officer.

(2) Matching contributions by the Company to 401(k) Plan account, contributions to the Employee Stock Ownership Plan and imputed income amounts for group term life and income tax preparation as follows:

                                                     EMPLOYEE
                                                       STOCK         GROUP           TAX
                         FISCAL         401K         OWNERSHIP     TERM LIFE     PREPARATION
NAME                      YEAR      CONTRIBUTION      PROGRAM      INSURANCE       SERVICES      TOTAL
----------------------  ---------  --------------  -------------  ------------  -------------  ---------
John P. D. Cato           2005             7,625         16,715         1,548            --      25,888
                          2004             7,569             --           966           600       9,135
                          2003             7,535             --           966           600       9,101

B. Allen Weinstein        2005             7,625         16,715         1,548            --      25,888
                          2004             7,569             --         1,806           995      10,370
                          2003             7,535             --         1,806           995      10,336

Michael O. Moore (4)      2005                --             --         1,548           950       2,498
                          2004             7,569             --           966           675       9,210
                          2003             7,535             --           966           675       9,176

Howard A. Severson        2005             7,625         16,715         1,548           600      26,488
                          2004             7,569             --         1,806           700      10,075
                          2003             7,535             --         1,806            --       9,341

Sally J. Almason          2005             7,625         16,715           828            --      25,168
                          2004             7,569             --         1,122            --       8,691
                          2003             7,441             --           966            --       8,407

Michael T. Greer (5)      2005             7,625         16,715           360           325      25,025
                          2004             7,569             --           413            --       7,982
                          2003             5,212             --           332            --       5,544

(3) As of January 28, 2006, Mr. Cato held a total of 150,000 restricted shares of Class B Stock at a value of $3,237,000 based on the closing of trading price of the Class A Stock of $21.58 on January 27, 2006, the last trading day before fiscal year end. Dividends are payable on the restricted shares.

(4)     Mr. Moore resigned his position on December 14, 2005.

(5) Mr. Greer, Senior Vice President, was promoted to Director of Stores of the Company on November 15, 2004.


EMPLOYMENT AND SEVERANCE AGREEMENTS

        The Company has a severance agreement with Mr. Allen Weinstein currently providing for the continuation of his base salary for 12 months upon the termination of his employment without cause.

                        OPTION GRANTS IN LAST FISCAL YEAR


        The following table sets forth information concerning certain options granted by the Company to the named executive officers during the fiscal year ended January 28, 2006.

                                 INDIVIDUAL GRANTS
------------------------------------------------------------------------------------
                                                                                      POTENTIAL REALIZABLE VALUE
                            NUMBER OF                                                 AT ASSUMED ANNUAL RATES OF
                           SECURITIES        % OF TOTAL      EXERCISE                  STOCK PRICE APPRECIATION
                           UNDERLYING     OPTIONS GRANTED     OF BASE                       FOR OPTION TERM
                             OPTIONS        TO EMPLOYEES       PRICE    EXPIRATION   ----------------------------
NAME                       GRANTED (#)     IN FISCAL YEAR     ($/SH)       DATE         5%($)          10%($)
-----------------------------------------------------------------------------------------------------------------
John P. D. Cato                --                --             --          --           --              --

B. Allen Weinstein             --                --             --          --           --              --

Michael O. Moore (1)           --                --             --          --           --              --

Howard A. Severson             --                --             --          --           --              --

Sally J. Almason               --                --             --          --           --              --

Michael T. Greer               --                --             --          --           --              --

----------------
(1) Mr. Moore, Executive Vice President, Chief Financial Officer and Secretary, resigned his position on December 14, 2005.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

        The following table presents certain information concerning the exercise of stock options during the fiscal year ended January 28, 2006 and the value of unexercised options held at January 28, 2006 by the named executives.

                                                              NUMBER OF                    VALUE OF
                                                        SECURITIES UNDERLYING            UNEXERCISED
                                                         UNEXERCISED OPTIONS             IN-THE-MONEY
                             SHARES                           AT FISCAL                   OPTIONS AT
                            ACQUIRED                       YEAR-END (#)(1)           FISCAL YEAR-END ($)(2)
                               ON          VALUE      -------------------------   ---------------------------
                            EXERCISE      REALIZED         EXERCISABLE (E)/             EXERCISABLE (E)/
NAME                           (#)          ($)           UNEXERCISABLE (U)            UNEXERCISABLE (U)
-------------------------------------------------------------------------------   ---------------------------
John P. D. Cato              71,250       941,213           1,050,000 (3)                 14,974,500
                                                                 0                             0

B. Allen Weinstein             0             0                   0                             0
                                                                 0                             0

Michael O. Moore (4)         45,000       614,340                0                             0
                                                                 0                             0

Howard A. Severson              0            0                42,000                        594,660
                                                                 0                             0

Sally J. Almason                0            0                 3,000                         22,230
                                                              12,000                         88,920

Michael T. Greer              7,500        63,465                0                             0
                                                              18,000                        137,340

----------------
(1) Except as otherwise indicated in the footnotes below, all options are for shares of Class A Stock.

(2) Value is based on difference between exercise price and market price of the underlying securities as of January 27, 2006, the last trading day before the fiscal year-end.

(3)     Includes options to acquire 1,050,000 shares of Class B Stock.

(4) Mr. Moore, Executive Vice President, Chief Financial Officer and Secretary, resigned his position on December 14, 2005.

                      EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth information regarding the shares of the Company's Class A Stock and Class B Stock issuable under all of the Company's equity compensation plans as of January 28, 2006:

                                                                                                    (C)
                                                                                                    NUMBER OF SECURITIES
                                   (A)                            (B)                               REMAINING AVAILABLE FOR
                                                                                                    FUTURE ISSUANCE UNDER
                                   NUMBER OF SECURITIES TO        WEIGHTED-AVERAGE EXERCISE         EQUITY COMPENSATION
                                   BE ISSUED UPON EXERCISE        PRICE OF OUTSTANDING              PLANS (EXCLUDING
                                   OF OUTSTANDING OPTIONS,        OPTIONS, WARRANTS AND             SECURITIES REFLECTED IN
PLAN CATEGORY                      WARRANTS AND RIGHTS (1)        RIGHTS                            COLUMN (A))
-------------------------------    ---------------------------    -------------------------------   --------------------------
Equity compensation plans
approved by security holders                1,341,900                         8.23 (2)                     1,611,195 (3)

Equity compensation plans not
approved by security holders
-- None                                        --                               --                             --
                                   ---------------------------    -------------------------------   --------------------------
TOTAL                                       1,341,900                         8.23                         1,611,195
===============================    ===========================    ===============================   ==========================

(1) This category includes the 1987 Non-Qualified Stock Option Plan and the 2004 Incentive Compensation Plan. The Company has no outstanding warrants or rights.

(2) This amount does not include the exercise price of options outstanding under the Employee Stock Purchase Plan because the exercise price is not determinable as of the date of this Proxy Statement. The exercise price to purchase a share of Class A Stock under such an option equals 85% of the lesser of the fair market value per share of Class A Stock at the beginning of the applicable offering period or the fair market value per share of Class A Stock at the end of the applicable offering period.

(3) This category includes 6,727 shares of Class A or Class B Stock available for future issuance under the Company's 1987 Non-Qualified Stock Option Plan, 303,968 shares of Class A Stock available for issuance under the Company's 2003 Employee Stock Purchase Plan and 1,300,500 shares of Class A Stock available for issuance under the Company's 2004 Incentive Compensation Plan.

                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

        The following report submitted by the Compensation Committee of the Board of Directors addresses the Company's executive compensation policies for fiscal 2005.

        The Compensation Committee is composed of four members. The members are Messrs. A. F. (Pete) Sloan, Chair, George S. Currin, James H. Shaw and D. Harding Stowe. The Compensation Committee provides guidance for the Company's executive compensation programs to insure a direct relationship between executive compensation and corporate performance.

EXECUTIVE COMPENSATION PROGRAM

        The Company's executive compensation program has been designed (i) to provide compensation equivalent to compensation offered by other retailers in order to attract and retain the most qualified executives, (ii) to motivate executive officers by rewarding them for attaining pre-established Company financial goals and (iii) to align the interest of executive officers with the long-term interest of shareholders.

        In designing the compensation packages for executive officers, the Compensation Committee compares the Company's executive officer compensation packages with other retail executive officer compensation packages, some of which are included in the Dow Jones U.S. Retailers, Apparel Index and other retailers in the Company's industry segment used in the performance graph. Companies which are similar in size and operate in the specialty apparel retail market are given particular consideration.

        The executive compensation program is focused on attainment of profitability and enhancement of shareholder equity. Currently, the Company's executive compensation program consists of three principal types of compensation: annual base salary, incentive bonuses and long-term stock option awards. Executive officers are rewarded when the Company achieves financial goals, particularly related to net income, and when the executive officer achieves individual performance levels related to the executive officer's specific area of responsibility.

        ANNUAL BASE SALARY - The annual base salary of each executive officer is based on the scope of his or her responsibility and accountability. Each year the Compensation Committee determines the base salary for each executive officer taking into consideration whether the Company achieved net income results and whether the executive officer achieved individual performance levels established for the prior fiscal year.

        INCENTIVE BONUS - A significant component of an executive officer's total cash compensation consists of an incentive bonus. Each executive officer is eligible to earn a bonus based on achievement of the targeted net income performance criteria. A bonus accrual is made based on the achievement of the net income performance criteria. If net income performance criteria are not achieved, the accrual may be reduced or eliminated.

        No weighting is applied to the criteria established for each executive officer. If an executive officer achieves all of his or her performance goals and if the Company's profit plan is achieved, the executive officer is eligible to receive an incentive bonus. In the event an executive officer achieves some, but not all, of the performance goals, he or she is eligible to receive a portion of the executive officer's potential maximum bonus.

        LONG-TERM STOCK OPTION AWARDS - Stock options or restricted stock are awarded by the Compensation Committee under the Company's 2004 Incentive Compensation Plan to executive officers to provide incentive for the executive officer to focus on the Company's future financial performance and as a means to encourage an executive officer to remain with the Company. The stock option exercise price is 100% of the fair market value of the shares on the date of grant and, historically, the stock options have vested in 20% increments over five years. Stock option grants are made when executive officers join the Company and thereafter at the discretion of the Compensation Committee.

        The Compensation Committee recognizes that, to varying degrees, the determination of an executive officer's compensation package involves subjective considerations.

CHIEF EXECUTIVE OFFICER

        The Compensation Committee discusses and determines the compensation package for the Chief Executive Officer. Mr. John P. D. Cato was appointed Chief Executive Officer on May 20, 1999. The employment arrangement provides for the compensation discussed herein. Mr. Cato's compensation package consists of base salary, incentive bonus, long-term stock option awards and restricted stock grants. Mr. Cato received no long-term stock option awards during fiscal 2005.

        In determining Mr. Cato's compensation package, the Compensation Committee compared Mr. Cato's package with the compensation packages of other retailers, including the Chief Executive Officer compensation package of companies listed in the Dow Jones U.S. Retailers, Apparel Index and other retailers in the Company's industry segment. The Compensation Committee took into consideration Mr. Cato's years of service and experience with the Company and in the specialty retail apparel industry. The Compensation Committee believes that the compensation package offered Mr. Cato is consistent with Chief Executive Officer packages of companies used in the review, considering Mr. Cato's experience and longevity with the Company.

CHIEF EXECUTIVE OFFICER COMPENSATION PACKAGE

        Base Salary - Mr. Cato's salary was increased to $875,000 from $825,000 for fiscal 2005 in response to the Company's performance in fiscal 2004.

        Incentive Bonus - Mr. Cato is eligible to receive an annual bonus of up to 150% of his base salary depending on the achievement of performance goals established by the Compensation Committee. The main performance goal is based on achievement of targeted net income. Based on the Company's performance for fiscal 2005 as measured by the performance criteria established by the Compensation Committee, Mr. Cato received 150% of his annual bonus payout potential.

        This report has been provided by the Compensation Committee:

        A. F. (Pete) Sloan, Chair
        George S. Currin
        James H. Shaw
        D. Harding Stowe

                              CERTAIN TRANSACTIONS

        During fiscal 2005, the Company had 24 lease agreements with entities in which Mr. George S. Currin, a director of the Company, had an ownership interest. One lease agreement was signed in fiscal 1993, three were signed in fiscal 1994, one was signed in fiscal 1995, one was signed in fiscal 1997, four were signed in fiscal 2000, five were signed in fiscal 2002, three were signed in fiscal 2003, three were signed in fiscal 2004 and three were signed in fiscal 2005. The lease term of each agreement is for a period ranging from five years to ten years with renewal terms at the option of the Company. The Company believes that the terms and conditions of the lease agreements are comparable to those which could have been obtained from unaffiliated leasing companies. The Company paid to the entities controlled by Mr. Currin or his family the amount of $303,612 for rent and related charges during fiscal 2005. The Company paid to entities in which Mr. Currin or his family has a minority interest the amount $770,563 for rent and related charges during fiscal 2005.

        The firm of Robinson, Bradshaw & Hinson, P. A. was retained to perform certain legal services for the Company during the last fiscal year. Mr. Robert
W. Bradshaw, Jr., a director of the Company, was a shareholder of Robinson, Bradshaw & Hinson, P. A. until December 31, 2000 and currently serves of counsel to the firm. It is anticipated that the firm will continue to provide legal services to the Company during the current fiscal year. Fees paid by the Company to Robinson, Bradshaw & Hinson, P.A. in fiscal 2005 were $125,170.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Shares and other equity securities of the Company. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, during the year ended January 28, 2006, all Section 16(a) filing requirements applicable to its executive officers and directors and any greater than 10% beneficial owners were complied with, except that the following reports were filed late: one transaction report each for Mr. Allen Weinstein and Mr. Robert Sandler.


                             STOCK PERFORMANCE GRAPH

        The following graph compares the yearly change in the Company's cumulative total shareholder return on the Company's Common Stock (which includes Class A Stock and Class B Stock) for each of the Company's last five fiscal years with (i) the Dow Jones Total Market Index, (ii) the Dow Jones U.S. Retailers, Apparel Index, (iii) an index of four (4) peer companies and (iv) the Russell 2000 Index. The peer group includes Charming Shoppes, Inc., Deb Shops, Inc., The Dress Barn , Inc., and United Retail Group, Inc. In the past, the Company has chosen to use this peer group index in its performance graph because management believed the peer group was the best reflection of the Company's competitors in the market place. However, the Company feels that it lacks true comparable industry peers and it will no longer use the peer group, but has adopted the Russell 2000 Index for 2005 and forward as it provides a better comparison of companies of similar market capitalization. Similarly, the Company will replace the Dow Jones Total Market Index with the Russell 2000 Index.


                            -------------------------
                              THE CATO CORPORATION
                             STOCK PERFORMANCE TABLE
                            -------------------------







                               [PERFORMANCE GRAPH]

THE CATO CORPORATION
STOCK PERFORMANCE TABLE
(BASE 100 - IN DOLLARS)

                                      DOW JONES       DOW JONES
 LAST TRADING DAY       THE CATO        TOTAL       U.S RETAILERS,     PEER      RUSSELL 2000
OF THE FISCAL YEAR    CORPORATION     MKT INDEX       APPL INDEX       GROUP        INDEX
------------------    -----------     ---------       ----------     ---------   ------------
     2/02/01              100            100              100           100          100
     2/01/02              115             84               87           116           97
     1/31/03              101             66               75            87           76
     1/30/04              119             90              101            98          121
     1/28/05              171             95              122           129          129
     1/27/06              184            108              139           230          156

        The graph assumes an initial investment of $100 on February 2, 2001, the last trading day prior to the commencement of the Company's 2001 fiscal year, and that all dividends were reinvested.

           SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has selected PricewaterhouseCoopers LLP as independent auditor to examine the Company's financial statements for fiscal year ended February 3, 2007. This selection is being presented to the shareholders for their ratification at the annual meeting. PricewaterhouseCoopers LLP audited the Company's financial statements for the fiscal years ended January 31, 2004, January 29, 2005 and January 28, 2006. A representative of PricewaterhouseCoopers LLP is expected to attend the meeting, respond to appropriate questions from shareholders present at the meeting and, if such representative desires, to make a statement. The affirmative vote of a majority of the votes present or represented at the annual meeting and entitled to vote by the holders of Class A Stock and Class B Stock, voting as a single class, is required to approve the proposal. The directors recommend that shareholders vote FOR the proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent auditor.

AUDIT COMMITTEE REPORT

        The Audit Committee of the Board of Directors is composed of four independent directors and operates under a written charter, a copy of which is available on the Company's website at WWW.CATOCORP.COM. The Board of Directors has determined that all members of the Audit Committee possess the required level of financial literacy and are "independent" in accordance with the independence requirements of the NYSE.

        Management is responsible for the Company's internal controls and the financial reporting process. PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm, is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board and issuing a report thereon. The Audit Committee, among other things, is responsible for monitoring and overseeing these processes and is directly responsible for the appointment, compensation, retention and oversight of the Company's independent registered public accounting firm.

        The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibility for safeguarding the Company's assets and for the integrity of the accounting and reporting practices of the Company and such other duties as directed by the Board. As set forth in the Audit Committee Charter, the Audit Committee is not responsible for conducting audits or preparing or determining whether the Company's financial statements are accurate or complete or conform with accounting principles generally accepted in the United States of America. The Company's independent registered public accounting firm is responsible for expressing an opinion on the conformity of audited financial statements to accounting principles generally accepted in the United States of America.

        In the performance of its oversight function and in accordance with its responsibilities under its charter, the Audit Committee has reviewed and discussed the audited financial statements for the year ended January 28, 2006 with management and the independent registered public accounting firm. The Audit Committee also discussed with management and the independent registered public accounting firm, the adequacy of the Company's internal controls, and discussed with management the effectiveness of the Company's internal controls and procedures used for periodic public reporting. The Audit Committee reviewed with the independent registered public accounting firm their audit plans, audit scope and identification of audit risks. The Audit Committee has discussed with the independent registered public accounting firm the communications required by generally accepted auditing standards and the Public Company Accounting Oversight Board (United States), including those described in Statement on Auditing Standards No. 61, as amended or supplemented. In addition, the Audit Committee has received from the independent registered public accounting firm the written disclosures and letter required by the Independence Standards Board, Standard No. 1 titled "Independence Discussions with Audit Committees" and discussed with the independent registered public accounting firm their independence from the Company and its management. The Audit Committee also has considered whether the independent registered public accounting firm's provision of non-audit services to the Company is compatible with the auditor's independence.

        Based on the reviews and discussions mentioned above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended January 28, 2006 be included in the Company's Annual Report to shareholders and to the Securities and Exchange Commission on Form 10-K.

AUDIT COMMITTEE MEMBERS

Grant L. Hamrick, Chair
Robert W. Bradshaw, Jr.
William H. Grigg
A. F. (Pete) Sloan

AUDIT FEES

        PricewaterhouseCoopers LLP audited the Company's consolidated financial statements for the fiscal years ended January 28, 2006 and January 29, 2005. The aggregate PricewaterhouseCoopers LLP fees for all professional services rendered for fiscal years ended January 28, 2006 and January 29, 2005 were:


                      PricewaterhouseCoopers LLP Audit Fees


                                 FISCAL YEAR ENDED        FISCAL YEAR ENDED
                                  JANUARY 28, 2006         JANUARY 29, 2005
                                --------------------     --------------------
        Audit Fees              $         519,600(1)     $         654,250(1)
        Audit Related Fees                 67,900(2)                66,450(2)
        Tax Fees                           27,600(3)                26,300(3)
        All Other Fees                     30,800(4)                    --
                                --------------------     --------------------
                                $         645,900        $         747,000

        (1) Includes $280,000 and $380,000 for audit services under Section 404 of the Sarbanes-Oxley Act of 2002 for the years ended January 28, 2006 and January 29, 2005, respectively and expenses of $75,000 related to a restatement for lease accounting practices for the fiscal year ended January 29, 2005.

        (2) Consists of audits of employee benefit plans, subsidiaries, and expenses related thereto.

        (3)     Consists of tax compliance and related tax matters.

        (4) Consists of expenses related to review of new systems and controls for fiscal year ended January 28, 2006.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES BY THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee is responsible for the appointment, compensation and oversight of the work of the independent registered public accounting firm. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to assure that they do not impair the auditor's independence from the Company. Accordingly, the Audit Committee has adopted procedures and conditions under which services proposed to be performed by the independent registered public accounting firm must be pre-approved.

        Pursuant to this policy, the Audit Committee will consider annually and approve the terms of the audit engagement. Any proposed engagement relating to permissible non-audit services must be presented to the Audit Committee and pre-approved on a case-by-case basis. In addition, particular categories of permissible non-audit services that are recurring may be pre-approved by the Audit Committee subject to pre-set fee limits. If a category of services is so approved, the Audit Committee will be regularly updated regarding the status of those services and the fees incurred. The Audit Committee reviews requests for the provision of audit and non-audit services by the Company's independent registered public accounting firm and determines if they should be approved. Such requests could be approved either at a meeting of the Audit Committee or upon approval of the Chair of the Audit Committee, or another member of the Audit Committee designated by the Chair. If a permissible non-audit service is approved by the Chair or his designee, that decision is required to be presented at the next meeting of the Audit Committee. Prior to approving any services, the Audit Committee considers whether the provision of such services are consistent with the SEC's rules on auditor independence and are compatible with maintaining the auditor's independence.


                              SHAREHOLDER PROPOSALS

        Shareholders who intend to present proposals for consideration at next year's annual meeting are advised that, pursuant to rules of the Securities and Exchange Commission, any such proposal must be received by the Secretary of the Company at the Company's principal executive offices, 8100 Denmark Road, Charlotte, North Carolina 28273-5975 no later than the close of business on December 26, 2006 if such proposal is to be considered for inclusion in the proxy statement and proxy appointment form relating to that meeting. Only persons who have held beneficially or of record at least $2,000 in market value, or 1% of the combined class of Class A and Class B Common Stock, for at least one year on the date the proposal is submitted and who continue in such capacity through the meeting date are eligible to submit proposals to be considered for inclusion in the Company's proxy statement. In addition, the Company may direct the persons named in the Company's annual meeting proxy to exercise discretionary voting authority to vote against any matter, without any disclosure of such matter in the Company's proxy statement, unless a shareholder provides notice of the matter pursuant to the procedures specified in Article II, Section 4 of the Company's bylaws. Such notice must be received by the Secretary of the Company at the Company's principal executive offices as described above in this paragraph not later than ninety days prior to the anniversary date of the immediately preceding annual meeting (in the case of the Company's 2007 annual meeting of shareholders, no later than February 26, 2007). The shareholder's notice must set forth, as to each matter of business proposed for consideration, a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, the name and address, as they appear on the Company's stock transfer records, of the proposing shareholder, the class and number of shares of the Company's stock beneficially owned by the proposing stockholder, and any material interest of the proposing stockholder in the proposed business.


                                  OTHER MATTERS

        The Board of Directors of the Company knows of no matters which will be presented for consideration at the meeting other than those set forth in this proxy statement. However, if any other matters are properly presented for action, it is the intention of the persons named in the proxy to vote on them in accordance with their best judgment.




                                                For the Board of Directors

                                                THE CATO CORPORATION




                                                /s/ ROBERT C. BRUMMER
                                                ---------------------
                                                ROBERT C. BRUMMER
April 25, 2006                                  ASSISTANT SECRETARY






                                                  ANNUAL MEETING OF SHAREHOLDERS OF

                                                        THE CATO CORPORATION

                                                            MAY 25, 2006

                                                        CLASS A COMMON STOCK






                                                     Please date, sign and mail
                                                       your proxy card in the
                                                      envelope provided as soon
                                                            as possible.




                               Please detach along perforated line and mail in the envelope provided.

------------------------------------------------------------------------------------------------------------------------------------
        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND
RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FOR  AGAINST  ABSTAIN
1.  ELECTION OF DIRECTORS:                                            2. Proposal to ratify the selection of   [ ]    [ ]      [ ]
                                                                         PricewaterhouseCoopers LLP as the
                                NOMINEES:                                Company's independent auditor for
[ ]  ALL NOMINEES               O  John P. D. Cato                       fiscal year ending February 3, 2007;
[ ]  WITHHOLD AUTHORITY         O  William H. Grigg                      and
     FOR ALL NOMINEES           O  James H. Shaw
[ ]  FOR ALL EXCEPT                                                   3. In their discretion, the Proxies are  [ ]    [ ]      [ ]
     (See instructions below)                                            authorized to vote upon such other
                                                                         business as may properly come before
                                                                         the meeting or any adjournments thereof.

                                                                      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
                                                                      DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO
                                                                      DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL
                                                                      PROPOSALS AND "FOR" ELECTION OF ALL NOMINEES FOR DIRECTOR.

                                                                      THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE
                                                                      ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND
                                                                      REVOKES ALL PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED.
INSTRUCTION: To withhold authority to vote for any individual
             nominee(s), mark "FOR ALL EXCEPT" and fill in the        PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY
             circle next to each nominee you wish to withhold,        SO AS TO INSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT
             as shown here: O                                         WHETHER YOU OWN FEW OR MANY SHARES. DELAY IN RETURNING YOUR
--------------------------------------------------------------        PROXY MAY SUBJECT THE COMPANY TO ADDITIONAL EXPENSE.










To change the address on your account, please check
the box at right and indicate your new address in the      [ ]
address space above. Please note that changes to the
registered name(s) on the account may not be submitted
via this method.
--------------------------------------------------------------
                        ------------------------       ---------                           ------------------------       ---------
Signature of Shareholder                          Date:            Signature of Shareholder                          Date:
                        ------------------------       ---------                           ------------------------       ---------

        NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.
              When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                              CLASS A COMMON STOCK
                              THE CATO CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints John P. D. Cato and Robert C. Brummer, and each of them, with full power of substitution, attorneys and proxies to appear and vote, as indicated on the reverse side of this card, all of the shares of Class A Common Stock of The Cato Corporation that the undersigned would be entitled to vote at the Annual Meeting of Shareholders of The Cato Corporation to be held on May 25, 2006 and at any and all adjournments thereof. The Board recommends a vote FOR the following items:

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

                                                  ANNUAL MEETING OF SHAREHOLDERS OF

                                                        THE CATO CORPORATION

                                                            MAY 25, 2006

                                                        CLASS B COMMON STOCK






                                                     Please date, sign and mail
                                                       your proxy card in the
                                                     envelope provided as soon
                                                            as possible.




                               Please detach along perforated line and mail in the envelope provided.

------------------------------------------------------------------------------------------------------------------------------------
        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND
RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FOR  AGAINST  ABSTAIN
1. ELECTION OF DIRECTORS:                                             2. Proposal to ratify the selection of
                                                                         PricewaterhouseCoopers LLP as the
                                NOMINEES:                                Company's independent auditor for
[ ] ALL NOMINEES                O John P. D. Cato                        fiscal year ending February 3, 2007;
[ ] WITHHOLD AUTHORITY          O William H. Grigg                       and
    FOR ALL NOMINEES            O James H. Shaw
[ ] FOR ALL EXCEPT                                                    3. In their discretion, the Proxies are
    (See instructions below)                                             authorized to vote upon such other
                                                                         business as may properly come before
                                                                         the meeting or any adjournments thereof.

                                                                      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
                                                                      DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO
                                                                      DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL
                                                                      PROPOSALS AND "FOR" ELECTION OF ALL NOMINEES FOR DIRECTOR.

INSTRUCTION: To withhold authority to vote for any individual         THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE
             nominee(s), mark "FOR ALL EXCEPT" and fill in the        ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND
             circle next to each nominee you wish to withhold,        REVOKES ALL PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED.
             as shown here: O
--------------------------------------------------------------        PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY
                                                                      SO AS TO INSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT
                                                                      WHETHER YOU OWN FEW OR MANY SHARES. DELAY IN RETURNING YOUR
                                                                      PROXY MAY SUBJECT THE COMPANY TO ADDITIONAL EXPENSE.









--------------------------------------------------------------
To change the address on your account, please check
the box at right and indicate your new address in the      [ ]
address space above. Please note that changes to the
registered name(s) on the account may not be submitted
via this method.
--------------------------------------------------------------
                        ------------------------       ---------                           ------------------------       ---------
Signature of Shareholder                          Date:            Signature of Shareholder                          Date:
                        ------------------------       ---------                           ------------------------       ---------
        NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.
              When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                              CLASS B COMMON STOCK
                              THE CATO CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints John P. D. Cato and Robert C. Brummer, and each of them, with full power of substitution, attorneys and proxies to appear and vote, as indicated on the reverse side of this card, all of the shares of Class B Common Stock of The Cato Corporation that the undersigned would be entitled to vote at the Annual Meeting of Shareholders of The Cato Corporation to be held on May 25, 2006 and at any and all adjournments thereof. The Board recommends a vote FOR the following items:

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)